UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 18, 2014

SAFEWAY INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-00041	94-3019135
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5918 Stoneridge Mall Road, Pleasanton, California		94588-3229
(Address of Principal Executive Offices)		(Zip Code)

(925) 467-3000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 18, 2014, Safeway Inc. (“Safeway”) announced that it expects to hold its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) on July 25, 2014 at 1:30 p.m., Pacific time, at Safeway’s corporate headquarters. Safeway’s stockholders of record at the close of business on June 2, 2014 will be entitled to notice of and to vote upon the matters to be considered at the 2014 Annual Meeting. At the 2014 Annual Meeting, among other things, Safeway will be seeking stockholder approval of the Agreement and Plan of Merger, dated as of March 6, 2014, as amended on April 7, 2014 and June 13, 2014, under which AB Acquisition LLC, an affiliate of Albertsons, will acquire Safeway (the “Merger”).

In accordance with Safeway’s by-laws, stockholders desiring to nominate a director or bring any other business before the stockholders at the 2014 Annual Meeting must notify Safeway’s corporate secretary in writing no later than the close of business on or before June 28, 2014, the 10th day following public disclosure of the date of the annual meeting. Any notices must be received by Safeway Inc., 5918 Stoneridge Mall Road, Pleasanton, California 94588-3229, Attn: Corporate Secretary, on or before June 28, 2014 and must set forth the information specified in and comply with all other requirements of Safeway’s by-laws.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information and Where to Find It

This filing does not constitute a solicitation of any vote or approval in respect of the proposed Merger transaction involving Safeway or otherwise. In connection with the Merger, Safeway filed a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) on April 17, 2014 and May 23, 2014 and intends to file relevant materials, including a definitive proxy statement, with the SEC on or about June 19, 2014. Investors and security holders of Safeway are urged to read the definitive proxy statement and other relevant materials when they become available because they will contain important information about Safeway, Albertsons and the proposed transaction. The proxy statement and other relevant materials (when they become available), and any other documents filed by Safeway with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, at Safeway’s website at www.Safeway.com or by sending a written request to Safeway at 5918 Stoneridge Mall Road, Pleasanton, California 94588, Attention: Investor Relations.

Participants in the Solicitation

Safeway and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from the stockholders of Safeway in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Safeway’s stockholders in connection with the proposed transaction and their ownership of Safeway’s common stock will be set forth in Safeway’s proxy statement for its annual meeting. Investors can find more information about Safeway’s executive officers and directors in its Annual Report on Form 10-K for the fiscal year ended December 28, 2013, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of Safeway Inc. dated June 18, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAFEWAY INC.
(Registrant)

June 18, 2014	By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Senior Vice President,
Secretary & General Counsel